                             LETTER OF TRANSMITTAL
                                   TO TENDER
  ALL OF THE UNCONDITIONALLY ALLOTTED OR ISSUED AND FULLY PAID ORDINARY SHARES
       (INCLUDING THE ASSOCIATED SERIES A JUNIOR PARTICIPATING PREFERRED
                             SHARE PURCHASE RIGHTS)
                                       OF

                             TRITON ENERGY LIMITED
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED JULY 17, 2001
                                       BY

                         AMERADA HESS (CAYMAN) LIMITED
                          A WHOLLY OWNED SUBSIDIARY OF

                            AMERADA HESS CORPORATION

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON MONDAY, AUGUST 13, 2001, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

             By Mail:                        By Facsimile:              By Hand or Overnight Courier:
       THE BANK OF NEW YORK         (for Eligible Institutions only)         THE BANK OF NEW YORK
   Tender & Exchange Department              (212) 815-6213              Tender & Exchange Department
          P.O. Box 11248                                                      101 Barclay Street
      Church Street Station              For Confirmation Only            Receive and Deliver Window
    Receive and Deliver Window                 Telephone:                  New York, New York 10286
  New York, New York 10286-1248
                                             (212) 815-6156

-----------------------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF ORDINARY SHARES BEING TENDERED
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                                                                    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)
                                                                                     ON THE CERTIFICATE(S))
                 ORDINARY SHARES TENDERED
           (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL NUMBER
                    OF ORDINARY SHARES       NUMBER OF
    CERTIFICATE        EVIDENCED BY       ORDINARY SHARES
    NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
  -------------------------------------------------------

  -------------------------------------------------------

  -------------------------------------------------------

  -------------------------------------------------------

  -------------------------------------------------------

  -------------------------------------------------------

  -------------------------------------------------------

  -------------------------------------------------------
    TOTAL ORDINARY SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------------
   * Need not be completed by Book-Entry Holders.
  ** Unless otherwise indicated, it will be assumed that all Ordinary Shares evidenced by any Certificate(s) delivered to the
     Depositary are being tendered. See Instruction 4.
-----------------------------------------------------------------------------------------------------------------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE COPY NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of certificates representing Ordinary Shares (as such term is defined in the Offer to Purchase) (such holders of Ordinary Shares, collectively, the "Holders"), either if certificates for Ordinary Shares are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Ordinary Shares are to be made by book-entry transfer into the account of The Bank of New York, as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in Section 3 -- "Procedures for Tendering Ordinary Shares" of the Offer to Purchase. Holders who tender Ordinary Shares by book-entry transfer are referred to herein as "Book-Entry Holders" and other Holders are referred to herein as "Certificate Holders."

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF ORDINARY SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name(s) of Tendering Institution
    ----------------------------------------------------------------------------

    DTC Account Number
    --------------------------------                     Transaction Code Number
    --------------------------------

     Any Holders who desire to tender Ordinary Shares and whose certificate(s) evidencing such Ordinary Shares (the "Certificates") are not immediately available, or who cannot comply with the procedures for book-entry transfer described in the Offer to Purchase on a timely basis, may nevertheless tender such Ordinary Shares by following the procedures for guaranteed delivery set forth in Section 3 -- "Procedures for Tendering Ordinary Shares" of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal.

[ ] CHECK HERE IF ORDINARY SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

    Name(s) of Registered Holder(s)
    ----------------------------------------------------------------------------

    Window Ticket Number (if any)
    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
    --------------------------------------------------------------------

    Name of Institution which Guaranteed Delivery
    -------------------------------------------------------------------------

    Account Number (if delivered by Book-Entry Transfer)
    ----------------------------------------------------------------

    Transaction Code Number
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDER IS BEING MADE IN RESPECT OF LOST, MUTILATED OR DESTROYED CERTIFICATES. SEE INSTRUCTION 9.

                NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE
                  READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Amerada Hess (Cayman) Limited (the "Purchaser"), a company limited by shares organized under the laws of the Cayman Islands and a wholly owned subsidiary of Amerada Hess Corporation ("Amerada Hess"), a Delaware corporation, the above-described Ordinary Shares, par value $0.01 per share, including the associated Series A junior participating preferred share purchase rights, of Triton Energy Limited (the "Company"), a company limited by shares organized under the laws of the Cayman Islands, on the terms and subject to the conditions set forth in the Offer to Purchase, dated July 17, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as they may be amended and supplemented from time to time, together constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to assign to Amerada Hess, or to any other direct or indirect wholly owned subsidiary of Amerada Hess, the right to purchase all or any portion of the Ordinary Shares tendered pursuant to the Offer, but the undersigned further understands that any such assignment will not relieve the Purchaser of its obligations under the Offer and the Acquisition Agreement (as defined below) and that any such assignment will in no way prejudice the rights of tendering Holders to receive payment for the Ordinary Shares validly tendered and accepted for payment pursuant to the Offer. This Offer is being made pursuant to the Acquisition Agreement, dated as of July 9, 2001 (as amended from time to time, the "Acquisition Agreement"), by and among Amerada Hess, the Purchaser and the Company.

     Subject to, and effective upon, acceptance for payment of, and payment for, the Ordinary Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Ordinary Shares that are being tendered hereby and any and all dividends, distributions, rights, or other securities issued or issuable in respect of such Ordinary Shares on or after July 17, 2001 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Ordinary Shares and all Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(a) deliver Certificates and all Distributions, or transfer ownership of such Ordinary Shares and all Distributions, on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidence of transfers and authenticity to, or upon the order of, the Purchaser,
(b) present such Ordinary Shares and all Distributions for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Ordinary Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer as set forth in the Offer to Purchase.

     The undersigned hereby irrevocably appoints each designee of the Purchaser as such attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote the Ordinary Shares as described below in such manner as each such attorney-in-fact and proxy (or any substitute thereof) shall deem proper in its sole discretion, and to otherwise act (including pursuant to written consent) to the full extent of the undersigned's rights with respect to the Ordinary Shares and all Distributions tendered hereby and accepted for payment and paid by the Purchaser prior to the time of such vote or action. All such proxies and powers of attorney shall be considered coupled with an interest in the tendered Ordinary Shares and shall be irrevocable and are granted in consideration of, and are effective upon, the acceptance for payment and delivery of such Ordinary Shares and all Distributions in accordance with the terms of the Offer. Such acceptance for payment by the Purchaser shall revoke, without further action, any other proxy or power of attorney granted by the undersigned at any time with respect to such Ordinary Shares and all Distributions and no subsequent proxies or powers of attorney will be given or written consent executed (or, if given or executed, will not be deemed effective) with respect thereto by the undersigned. The designees of the Purchaser will, with respect to the Ordinary Shares for which the appointment is effective, be empowered to exercise all voting and other rights as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of the Company's shareholders, by written consent or otherwise, and the Purchaser reserves the right to require that, in order for Ordinary Shares or any Distributions to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment and delivery of such Ordinary Shares, the Purchaser must be able to exercise all rights (including, without limitation, all voting rights and rights of conversion) with respect to such Ordinary Shares and receive all Distributions.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Ordinary Shares and all Distributions tendered hereby and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment, and transfer of the Ordinary Shares and all Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Ordinary Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be, subject to applicable law, entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in
Section 4 -- "Withdrawal Rights" of the Offer to Purchase, the tender of the Ordinary Shares and related Distributions hereby made is irrevocable.

     The undersigned understands that tenders of the Ordinary Shares pursuant to any of the procedures described in Section 3 -- "Procedures for Tendering Ordinary Shares" of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser on the terms and subject to the conditions set forth in the Offer. Without limiting the generality of the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Acquisition Agreement, the price to be paid to the undersigned will be amended. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Ordinary Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Certificates not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Ordinary Shares Being Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Certificates not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Ordinary Shares Being Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any Certificates not so tendered or not accepted for payment in the name(s) of, and deliver said check and/or return such Certificates to, the person or persons so indicated. Unless otherwise indicated under "Special Payment Instructions," please credit any Ordinary Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Ordinary Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Ordinary Shares so tendered. The undersigned agrees that tendering the Ordinary Shares pursuant to any of the procedures discussed in Section 3 -- "Procedures for Tendering Ordinary Shares" of the Offer to Purchase and in the instructions hereto will constitute approval of the Offer by the undersigned in accordance with and for the purposes of Section 88 of the Companies Law (2001 Second Revision) of the Cayman Islands.

------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Certificate(s) that are not tendered or that are not purchased and/or the check for the purchase price of Ordinary Shares purchased are to be issued in the name of someone other than the undersigned or if Ordinary Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

   Issue check and Certificate(s) to:

   Name:
   ----------------------------------------------------
                                (PLEASE TYPE OR PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------      *
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                  (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

   ---------------------
   * Signature Guarantee required

          ------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Certificate(s) that are not tendered or that are not purchased and/or the check for the purchase price of Ordinary Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of the Ordinary Shares Being Tendered."

   Mail check and Certificate(s) to:

   Name:
   ----------------------------------------------------
                                 (PLEASE TYPE OR PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------

                                   IMPORTANT
                              HOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

Signature(s) of Holders(s):
--------------------------------------------------------------------------------

Date:
--------------------------- , 2001

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (Full Title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

---------------------------------------------------------
---------------------------------------------------------
   (DAYTIME AREA CODE AND TELEPHONE NO.)           (TAX IDENTIFICATION OR SOCIAL
SECURITY NO.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Date:
--------------------------- , 2001

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, The New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Ordinary Shares) of the Ordinary Shares tendered herewith and such Holder(s) have not completed the box entitled either "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Ordinary Shares are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section
3 -- "Procedures for Tendering Ordinary Shares" of the Offer to Purchase. Certificates evidencing all physically tendered Ordinary Shares, or timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Ordinary Shares into the Depositary's account at DTC, as well as this Letter of Transmittal (or copy thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message), and all other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 -- "Terms of the Offer" of the Offer to Purchase). If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or copy thereof) must accompany each such delivery.

     Holders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Ordinary Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section
3 -- "Procedures for Tendering Ordinary Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) Certificates, as well as a Letter of Transmittal (or copy thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry delivery, a Book-Entry Confirmation along with an Agent's Message), and all other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ORDINARY SHARES, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED IN THE OFFER TO PURCHASE)). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Other than as may be expressly permitted by the Purchaser, no alternative, conditional or contingent tenders will be accepted and no fractional Ordinary Shares will be purchased. All tendering Holders, by execution of this Letter of Transmittal (or a copy hereof), waive any right to receive any notice of the acceptance of their Ordinary Shares for payment.

     3. INADEQUATE SPACE. If the space provided under "Description of Ordinary Shares Being Tendered" is inadequate, the share Certificate numbers and/or the number of Ordinary Shares should be listed on a separate signed schedule and attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE HOLDERS ONLY; NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Ordinary Shares evidenced by any Certificate submitted are to be tendered, fill in the number of Ordinary Shares which are to be tendered in the box entitled "Number of Ordinary Shares

Tendered." In such cases, new Certificate(s) evidencing the remainder of the Ordinary Shares that were evidenced by Certificate(s) delivered to the Depositary will be sent to the person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Ordinary Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Ordinary Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Ordinary Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Ordinary Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Ordinary Shares.

     If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) transmitted hereby, no endorsements of Certificate(s) or separate stock powers are required unless payment is to be made to, or Certificate(s) evidencing the Ordinary Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) tendered hereby, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased Ordinary Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Ordinary Shares purchased is to be made to or, in the circumstances permitted hereby, if Certificate(s) for the Ordinary Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price for such Ordinary Shares if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Ordinary Shares tendered hereby is to be issued in the name of, and/or Certificates for the Ordinary Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check and/or such Certificates for Ordinary Shares are to be mailed to a person other than the signer of this Letter of Transmittal or to an address other than that shown in the box entitled "Description of Ordinary Shares Being Tendered," the appropriate boxes on this Letter of Transmittal should be completed. A Book-Entry Holder may request that Ordinary Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Holder may designate under "Special Payment Instructions." If no such instructions are given, such Ordinary Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Managers at their respective addresses set forth on the back cover of the Offer to Purchase or from your broker, dealer, commercial bank or trust company.

     9. LOST, MUTILATED OR DESTROYED CERTIFICATES. If any Certificates have been lost, mutilated or destroyed, the Holder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Ordinary Shares lost. The Holder will then be instructed as to the procedure to be followed in order to replace the relevant Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated or destroyed Certificates have been followed.

IMPORTANT:  THIS LETTER OF TRANSMITTAL OR A COPY HEREOF, TOGETHER WITH
            CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a tendering Holder may be subject to backup withholding tax at a rate of 31% with respect to payments by the Depositary pursuant to the Offer unless such Holder: (i) is a corporation or other exempt recipient and, if required, establishes its exemption from backup withholding; (ii) provides its correct taxpayer identification number ("TIN") and certifies that the TIN provided is correct (or that such Holder is awaiting a TIN) and it certifies that it is not currently subject to backup withholding; or (iii) certifies as to its non-United States status. If such Holder is an individual, the TIN is his or her social security number. Completion of a Substitute Form W-9, in the case of a U.S. Holder, provided in this Letter of Transmittal, should be used for this purpose. Failure to provide such Holder's TIN on the Substitute Form W-9, if applicable, may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service ("IRS"). More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. If the tendering Holder (or other payee) is required to submit a Substitute Form W-9 and has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future if such tendering Holder (or other payee) should check the box in Part 3 and complete the "Certificate of Awaiting Taxpayer Identification Number" on the "Substitute Form W-9." If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all such payments of the Offer Price until a TIN is provided to the Depositary. In order for a foreign Holder to qualify as an exempt recipient, that Holder should submit an IRS Form W-8, or an acceptable substitute form, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Depositary. Failure to provide the information on the form may subject tendering Holders to 31% United States federal income tax withholding on the payment of the purchase price of cash pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the IRS. The Depositary cannot refund amounts withheld by reason of backup withholding. Under recently enacted legislation, the backup withholding tax rate of 31% will be reduced as of August 7, 2001 to 30.5%. This rate will be further reduced to 30% for years 2002 and 2003, 29% for years 2004 and 2005, and 28% for 2006 and thereafter.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

-------------------------------------------------------------------------------------------------------------------------
                                           PAYER'S NAME: THE BANK OF NEW YORK
-------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT    Social Security Number or
 FORM W-9                           RIGHT AND CERTIFY BY SIGNING AND DATING BELOW      Employer Identification Number
                                                                                       ----------------------------------
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE
                                   --------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER       PART 2 -- If you are exempt from backup             PART 3 -- If you are awaiting
 IDENTIFICATION NUMBER ("TIN") AND  withholding, please check the box:  [ ]             TIN, check box:  [ ]
 CERTIFICATION
                                   --------------------------------------------------------------------------------------
                                    PART 4 -- CERTIFICATION -- Under penalties of perjury, I certify that:
                                    (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
                                    (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the
                                        "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and
                                    (3) I am a U.S. person (including a U.S. resident alien).
                                    CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-
                                    reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                   --------------------------------------------------------------------------------------

                                    SIGNATURE --------------------------------------------------------------------------
                                    DATED
                                    ---------------------------------------------------------------------------------
                                    NAME (Please Print)------------------------------------------------------------------
                                    ADDRESS------------------------------------------------------------------------------
                                    CITY, STATE AND ZIP CODE
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature --------------------   Dated ----------, 2001

     Questions and requests for assistance may be directed to the Information Agent or Dealer Managers at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
             Banks and Brokerage Firms, Please Call: (212) 269-5550
                    All others, Please Call: (800) 758-5880

                     The Dealer Managers for the Offer are:

                              GOLDMAN, SACHS & CO.
                                85 Broad Street
                            New York, New York 10004
                          Call Collect: (212) 902-1000
                           Toll Free: (800) 323-5678